SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant |_|

Check the appropriate box:
|_|      Preliminary proxy statement
|_|      Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[X]      Definitive proxy statement
|_|      Definitive additional materials
|_|      Soliciting material pursuant to Rule 14a-12

                            West Essex Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)      Title of each class of securities to which transaction applies:

          N/A

--------------------------------------------------------------------------------

(2)      Aggregate number of securities to which transactions applies:

         N/A

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         N/A
--------------------------------------------------------------------------------

(4)      Proposed maximum aggregate value of transaction:

         N/A

--------------------------------------------------------------------------------

(5)      Total Fee paid:

         N/A

--------------------------------------------------------------------------------

|_|      Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

--------------------------------------------------------------------------------

(1)      Amount previously paid:

         N/A
--------------------------------------------------------------------------------

(2)      Form, schedule or registration statement no.:

         N/A
--------------------------------------------------------------------------------

(3)      Filing party:

         N/A
--------------------------------------------------------------------------------

(4)      Date filed:

         N/A
--------------------------------------------------------------------------------

                      [West Essex Bancorp, Inc. Letterhead]


                                                                 March 26, 2001


Dear Stockholders:

         You are cordially invited to attend the 2001 annual meeting of stockholders of West Essex Bancorp, Inc. (the "Company"), the holding company for West Essex Bank (the "Bank"), which will be held on April 25, 2001 at 10:00 a.m., local time, at the Radisson Hotel, Route 46, Fairfield, New Jersey.

         The attached notice of annual meeting and the proxy statement describe the business to be transacted at the annual meeting. Directors and officers of the Company as well as a representative of Radics & Co., LLC, the Company's independent auditors, will be present at the annual meeting to respond to any questions that our stockholders may have regarding the business to be transacted.

         Please sign and return the enclosed proxy card promptly. Your cooperation is appreciated since a majority of the outstanding common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business at the annual meeting.

         On behalf of the Board of Directors and all of the employees of the Company and the Bank, I thank you for your continued interest and support.

                                               Sincerely yours,

                                               /s/ Leopold W. Montanaro

                                               Leopold W. Montanaro
                                               Chairman of the Board, President
                                               and Chief Executive Officer

                            WEST ESSEX BANCORP, INC.
                              417 Bloomfield Avenue
                           Caldwell, New Jersey 07006
                                 (973) 226-7911

                    Notice of Annual Meeting of Stockholders

     West Essex Bancorp, Inc. will hold its annual meeting of stockholders at the Radisson Hotel, Route 46, Fairfield, New Jersey on Wednesday, April 25, 2001. The meeting will begin at 10:00 a.m., local time.

     At the annual meeting stockholders will consider and vote on the following:

     1.   The election of two directors to a three-year term of office;

     2.   The   ratification  of  the  appointment  of  Radics  &  Co.,  LLC  as independent auditors of the Company for the fiscal year ending December 31, 2001; and

     3.   Such other business as may properly come before the meeting.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Only stockholders of record at the close of business on March 9, 2001 are entitled to receive notice of the annual meeting and to vote at the annual meeting and at any adjournments or postponements of the annual meeting.

     Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                        By Order of the Board of Directors

                                         /s/ Craig L. Montanaro

                                        Craig L. Montanaro
                                        Senior Vice President, Secretary and
                                        Treasurer



Caldwell, New Jersey
March 26, 2001

                            WEST ESSEX BANCORP, INC.

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

--------------------------------------------------------------------------------

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of West Essex Bancorp, Inc. (the "Company") to be used at the 2001 annual meeting of stockholders of the Company. The Company is the holding company of West Essex Bank (the "Bank"). The annual meeting will be held at the Radisson Hotel, Route 46, Fairfield, New Jersey on Wednesday, April 25, 2001 at 10:00 a.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders of record on or about March 26, 2001.

                           Voting and Proxy Procedure

Who Can Vote at the Meeting

     You are entitled to vote your Company common stock only if the records of the Company show that you held your shares as of the close of business on March 9, 2001. As of the close of business on March 9, 2001, a total of 3,986,991 shares of the Company's common stock were outstanding, including 2,350,121 shares of common stock issued to and held by West Essex Bancorp, M.H.C., the mutual holding company parent of the Company and the Bank (the "Mutual Holding Company"). Each share of common stock has one vote. As provided in the Company's Charter, record holders of the Company's common stock (other than the Mutual Holding Company) who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

Vote Required

     The annual meeting will be held only if there is a quorum. A quorum exists if a majority of the outstanding shares of common stock entitled to vote (after subtracting any shares in excess of the 10% limit) is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

     In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non- votes will have no effect on the outcome of the election. In voting on the ratification of the appointment of Radics & Co., LLC as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The ratification of the appointment of Radics & Co., LLC as independent auditors will be decided by the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the matter. On this matter, abstentions will have the effect as a vote against the proposal and broker non-votes will have no effect on the voting.

     The Mutual Holding Company owns 58.94% of the shares of common stock entitled to vote at the annual meeting. The Mutual Holding Company has indicated to the Company that it intends to vote such shares of common stock "FOR" both proposals thereby ensuring a quorum at the annual meeting, and the likelihood of election of the Company's nominees for director and the ratification of the appointment of the independent auditors.

Voting by Proxy

     The Board of Directors of the Company is sending you this proxy statement for the purpose of requesting that you allow your shares of the Company's common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of the Company's common stock represented at the annual meeting by properly executed proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote "FOR" each of the nominees for director and "FOR" ratification of Radics & Co., LLC as independent auditors.

     If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

     You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

     If your Company common stock is held by a broker, bank or other nominee (i.e. in "street name") you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

Participants in the Bank's ESOP or 401(k) Plan

     If you participate in the West Essex Bank Employee Stock Ownership Plan ("ESOP") or if you hold shares through the West Essex Bank 401(k) Savings Plan in the RSI Retirement Trust ("401(k) Plan"), you will receive a vote authorization form for each plan that reflects all shares you may vote under the plans. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustee, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to his or her account. Unallocated shares of common stock held by the ESOP and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustee in the same proportion as shares for which the trustee has received voting instructions, subject to the exercise of his or her fiduciary duties. Under the terms of the 401(k) Plan, participants may direct the trustee of the West Essex Bancorp, Inc. Stock Fund ("Stock Fund") how to vote shares of Company common stock credited to their account in the plan. The Stock Fund trustee will vote all shares for which no directions are given or for which timely instructions were not  received  in the same  proportion  as shares  for  which  the  trustee received voting instructions. The deadline for returning your voting instructions to each plan's trustee is April 18, 2001.

                                 Stock Ownership

     The following table provides information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of common stock on March 9, 2001 or as disclosed in certain reports received to date regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission. Other than those persons listed below, the Company is not aware of any person that owns more than 5% of the Company's common stock as of March 9, 2001. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

                                                                Percent of
                                          Number of             Common Stock
Name and Address of Beneficial Owner     Shares Owned           Outstanding
-------------------------------------   ----------------     ------------------

West Essex Bancorp, M.H.C.                2,350,121(1)             58.94%
417 Bloomfield Avenue
Caldwell, New Jersey  07006

The Baupost Group, L.L.C.                   264,700(2)             6.64%
44 Brattle Street
Cambridge, Massachusetts  02138

----------------
(1) Shares of common stock were acquired by the Mutual Holding Company in the Bank's mutual holding company reorganization, completed on October 2, 1998. The members of the Board of Directors of the Company and the Bank also constitute the Board of Directors of the Mutual Holding Company.

(2)  Based on information in a Schedule 13G filed on February 14, 2001.

     The following table provides information about the shares of Company common stock that may be considered to be owned by each director or nominee for director of the Company, by the executive officers named in the Summary Compensation Table and by all directors and executive officers of the Company as a group as of March 9, 2001. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.

                                                                       Number of Shares
                                                 Number of                That May Be
                                                   Shares               Acquired Within
                                                   Owned                  60 Days By         Percent of Common
                 Name                      (excluding options)(1)     Exercising Options    Stock Outstanding(2)
--------------------------------------   --------------------------  ---------------------  ---------------------
David F. Brandley.....................           13,694(3)                   3,749                      *
John J. Burke.........................           73,694(4)                   3,749                  1.94%
Charles E. Filippo....................           35,894(5)                   8,996                      *
William J. Foody......................           13,694(6)                   3,749                      *
Everett N. Leonard....................             11,194                    3,749                      *
Craig L. Montanaro....................             15,233                    8,996                      *
Leopold W. Montanaro..................           97,173(7)                  18,742                   2.89
Dennis A. Petrello....................           28,836(8)                  11,246                      *
James P. Vreeland.....................           10,694(9)                   3,749                      *

All Executive Officers and
  Directors as a Group (9
  persons)............................            300,106                   66,725                  9.05%

-----------------
* Less than 1% of shares outstanding

(1) Includes unvested shares awarded under the Company's 1999 Stock-Based Incentive Plan ("Incentive Plan"), as amended and restated, for Messrs. Brandley, Burke, Filippo, Foody, Leonard, Craig L. Montanaro, Leopold W. Montanaro, Petrello and Vreeland, as to which the holder has voting power but not investment power, as follows: 2,955 shares, 2,955 shares, 7,093 shares, 2,955 shares, 2,955 shares, 7,093 shares, 14,777 shares, 8,866 shares and 2,955 shares, respectively. Includes 192 and 2,763 shares allocated under the supplemental executive retirement plan for Messrs. Filippo, and Leopold Montanaro as to which the holder has voting power but not investment power. Also includes shares allocated under the ESOP for Messrs. Filippo, Craig Montanaro, Leopold Montanaro and Petrello, as to which the holder has voting power but not investment power, as follows: 2,479 shares, 1,581 shares, 2,479 shares and 2,479 shares, respectively.

(2) Percentages with respect to each person or group of persons have been calculated on the basis of 3,986,991 shares of Company's common stock, which includes the number of shares of the Company's common stock outstanding and entitled to vote as of March 9, 2000, plus the number of shares of the Company's common stock which such person or group of persons has the right to acquire within 60 days after March 9, 2001, by the exercise of stock options.

(3)    Includes 4,000 shares owned by Mr. Brandley's spouse.

(4)    Includes 35,000 shares owned by Mr. Burke's spouse.

(5) Includes 3,000 shares owned by Mr. Filippo's spouse and 500 shares owned by Mr. Filippo's son.

(6)    Includes 5,000 shares owned by Mr. Foody's spouse.

(7)    Includes 35,000 shares owned by Mr. Leopold Montanaro's spouse.

(8)    Includes 30 shares owned by Mr. Petrello's spouse.

(9)    Includes 2,000 shares owned by Mr. Vreeland's spouse.

                       Proposal 1 - Election of Directors

     The Board of Directors of the Company consists of six (6) directors and is divided into three classes. Each of the six members of the Board of Directors also presently serves as a director of the Bank and the Mutual Holding Company. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

     The two nominees proposed for election at the annual meeting are John J. Burke and James P. Vreeland. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

     In the event that any such nominee is unable to serve or declines to serve for any reason, it is intended that proxies will be voted for the election of the balance of those nominees named and for such other persons as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. Unless authority to vote for the directors is withheld, it is intended that the shares represented by the enclosed proxy card will be voted "FOR" the election of all nominees proposed by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES NAMED IN THIS PROXY STATEMENT.

     Information regarding the Board of Directors' nominees, directors continuing in office and the executive officers named in the summary compensation table who are not also directors is provided below. The age indicated for each individual is as of March 9, 2001. The indicated period of service as a director includes the period of service as a director of the Bank.

                    Board Nominees for Election of Directors

     John J. Burke is the President of J.J. Burke & Associates, Inc., a financial services, insurance consulting firm. Age 54. Director since 1992.

     James P. Vreeland is a retired New Jersey State Senator. Age 91. Director since 1977.

                         Directors Continuing in Office

The following directors have terms ending in 2002:

     David F.  Brandley is a partner in the law firm of  Brandley & Kleppe.  Age
74. Director since 1959.

     Everett N. Leonard is a retired Verona, New Jersey Borough Administrator. Age 87. Director since 1969.

The following directors have terms ending in 2003:

     William J. Foody is managing partner in the real estate firm of Crow Family Holdings and Trammell Crow Co. Mr. Foody is currently Chairman of the Board of Directors of the Bank. Age 73. Director since 1983.

     Leopold W. Montanaro has served as Chairman, President and Chief Executive Officer of the Company and President and Chief Executive Officer of the Bank since 1998 and 1972, respectively. Mr. Leopold Montanaro is the father of Mr. Craig Montanaro. Age 61. Director since 1972.

                  Executive Officers Who Are Not Also Directors

     Dennis A. Petrello, age 50, has served as Executive Vice President and Chief Financial Officer of the Company and the Bank since 1998 and 1984, respectively.

     Charles E. Filippo, age 60, has served as Executive Vice President of the Company since 1998 and has served as Executive Vice President and Chief Lending Officer of the Bank since 1994.

     Craig L. Montanaro, age 34, has served as Senior Vice President, Corporate Secretary and Treasurer of the Company and the Bank since 1998 and 1997, respectively. Mr. Craig Montanaro has been employed by the Bank since 1988. Mr. Craig Montanaro is the son of Mr. Leopold Montanaro.

Meetings of the Board of Directors and Committees of the Board of Directors

     The Board of Directors of the Company conducts business through meetings of the Board of Directors and through the activities of its committees. The Board of Directors of the Company generally meets on a monthly basis and may have additional meetings as needed. During the year ended December 31, 2000, the Board of Directors of the Company, held 13 meetings. All of the directors of the Company attended at least 75% of the total number of the Company's Board meetings held and committee meetings on which such directors served during the year ended December 31, 2000.

     Audit Committee. The Audit Committee consists of Messrs. Burke, Brandley and Foody, who are all outside Directors. This committee is responsible for the review of audit reports and management's actions regarding the implementation of audit findings and review compliance with all relevant laws and regulations. The Audit Committee met three time(s) during 2000.

     Nominating  Committee.  The  Company's  Nominating  Committee  for the 2001
Annual Meeting consists of Messrs. Foody, Brandley, Leonard and Leopold Montanaro. The committee considers and recommends the nominees for director to stand for election at the Company's annual meeting of stockholders. The Company's Charter and Bylaws provide for stockholder nominations of directors. See "Stockholder Proposals and Nominations." The Nominating Committee met on February 20, 2001.

     Compensation Committee. The Compensation Committee of the Company consists of the entire Board of Directors of the Company. This Committee is responsible for all matters regarding compensation and fringe benefits for officers and employees of the Company and the Bank and meet on an as needed basis. The Compensation Committee of the Company met two time(s) in fiscal 2000.

Directors' Compensation

     Directors' Fees. Directors of the Company do not receive any fees or retainer for serving on the Company's Board of Directors. Non-employee directors of the Bank, other than the Chairman of the Board, currently receive a quarterly retainer fee of $3,000 and $700 for each regular board meeting. The Chairman of the Bank receives an quarterly retainer fee of $3,750 and $825 for each regular board meeting. Directors do not receive any fees for special board meetings or committee meetings. Mr. Burke received loan review fees of $75 in 2000 and Mr. Leonard received inspection fees of $275 in 2000. In addition, all directors, including retired directors, receive medical and dental benefits. At this time, only one retired director is receiving such benefits in addition to the active directors.

                             Executive Compensation

Summary Compensation Table

     The following information is furnished for Messrs. Leopold Montanaro, Petrello, Filippo and Craig Montanaro. No other executive officer of the Company and the Bank received salary and bonus in excess of $100,000 in 2000.

                                                 Annual Compensation            Long-Term Compensation Awards
                                          --------------------------------- --------------------------------------
                                                                  Other                   Securities
                                                                 Annual     Restricted    Underlying   All Other
       Name and Principal         Fiscal                      Compensation  Stock Awards Options/SARs Compensation
            Positions              Year   Salary($)  Bonus($)    ($)(1)       ($)(2)         (#)      ($)(3)(4)(5)
--------------------------------- ------  --------- --------- ------------- -----------  ------------ ------------
Leopold W. Montanaro.............  2000    $275,000  $100,000      --                --            --     $118,545
   Chairman of the Board,          1999     275,000   100,000      --          $175,475        46,853      110,202
   President and Chief Executive   1998     275,000    75,000      --                --            --       95,601
   Officer

Dennis A. Petrello...............  2000    $140,000 $  42,000      --                --            --    $  17,880
   Executive Vice President and    1999     140,000    38,000      --          $105,289        28,112       23,246
     Chief Financial Officer       1998     140,000    30,000      --                --            --       11,677

Charles E. Filippo...............  2000    $140,000 $  30,000      --                --            --    $  49,925
   Executive Vice President        1999     140,000    30,000      --         $  84,227        22,489       53,053
                                   1998     140,000    25,000      --                --            --       37,771

Craig L. Montanaro...............  2000    $100,000 $  25,000      --                --            --    $  13,157
   Senior Vice President,          1999      90,000    15,000      --         $  84,227        22,489       14,830
   Corporate Secretary and         1998      85,000    10,000      --                --            --        6,964
   Treasurer

-------------------------------
(1) Does not include the aggregate amount of perquisites and other personal benefits, which did not exceed the lesser of $50,000 or 10% of any individual's total salary and bonus for the year.

(2) Includes 18,471, 11,083, 8,866 and 8,866 shares of restricted stock granted to Messrs. Leopold Montanaro, Petrello, Filippo and Craig Montanaro, respectively, under the Incentive Plan which began vesting in five equal annual installments on April 30, 2000. When shares become vested and are distributed from the trust in which they are held, the recipients will also receive an amount equal to the accumulated cash and stock dividends (if any) paid with respect thereto, plus earnings thereon. Based on the closing price of $12.25 on December 29, 2000, the market values of the unvested shares of restricted stock held by Messrs. Leopold Montanaro, Petrello, Filippo and Craig Montanaro were $181,018, $108,609, $86,889 and $86,889, respectively.

(3) Includes employer contributions of $85,785 and $31,337 to Messrs. Leopold Montanaro and Filippo, respectively, pursuant to the Bank's supplemental income agreements. These payments are made to pay premiums on split-dollar life insurance policies the Bank has purchased on the lives of Messrs. Leopold Montanaro and Filippo in connection with the supplemental income agreements. Upon the death of Messrs. Leopold Montanaro and Filippo, the Bank expects to retain proceeds from the insurance policies sufficient to cover all prior contributions made to the supplemental income agreements.

(4) Includes employee stock ownership plan allocations for Messrs. Leopold Montanaro, Petrello, Filippo and Craig Montanaro which have a market value of $17,271, $17,271, $17,271 and $13,157, respectively.

(5) Includes employer contributions of $15,489, $609 and $1,317 credited under the Bank's supplemental executive retirement plan for Messrs. Leopold Montanaro, Petrello and Filippo, respectively.

Compensation Arrangements

     Employment Agreements. Effective February 1999, the Bank and the Company entered into employment agreements with Mr. Leopold Montanaro. The employment agreements provide for three-year terms and are renewable on an annual basis following a review of Mr. Montanaro's performance by the Board of Directors. Under the employment agreements, the current base salary for Mr. Montanaro is $300,000, which amount is paid by the Bank and reviewed by the Board of Directors on an annual basis. In addition to the base salary, the employment agreements provide for, among other things, participation in various employee benefit plans and stock-based compensation programs, as well as furnishing fringe benefits available to similarly-situated executive personnel.

     The employment agreements provide for termination by the Bank or the Company for cause, as defined in the employment agreements, at any time. If the Bank or the Company chooses to terminate the executive's employment for reasons other than for cause, or if Mr. Montanaro resigns from the Bank or the Company after specified circumstances that would constitute constructive termination, Mr. Montanaro or, if Mr. Montanaro dies, his beneficiary, would be entitled to receive an amount equal to the remaining base salary payments due to Mr. Montanaro and the contributions that would have been made on his behalf to any employee benefit plans of the Bank and the Company during the remaining term of the employment agreement. The Bank and the Company would also continue and/or pay for Mr. Montanaro's life, medical, dental and long-term disability coverage for the remaining term of the employment agreement. The employment agreements restrict Mr. Montanaro's right to compete against the Bank or the Company for a period of one year from the date of termination of the agreement if his employment is terminated without cause, except if termination follows a change in control.

     Under the agreements, if voluntary or involuntary termination follows a change in control of the Bank, Mr. Montanaro or, in the event of his death, Mr. Montanaro's beneficiary would be entitled to a severance payment or liquidated damages, or both, in a sum equal to three times the average of the five preceding taxable years' "annual compensation" (as defined in the agreements). The Bank or the Company would also continue the Mr. Montanaro's life, medical, dental and long-term disability coverage for thirty- six months. Even though both the Bank and Company employment agreements provide for a severance payment if a change in control occurs, Mr. Montanaro would not receive duplicative payments or benefits under the agreements.

     The maximum present value of the severance benefits under the employment agreement's is 2.99 times Mr. Montanaro's average annual compensation during the five-year period preceding the effective date of the change in control (the "base amount"). The agreements also provide for continued coverage under the Bank's life, medical, dental and long-term disability programs for a 36-month period following a change in control.

     Payments to Mr. Montanaro under the Bank's employment agreement will be guaranteed by the Company if payments or benefits are not paid by the Bank. Payment under the Company's employment agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by Mr. Montanaro under any dispute or question of interpretation relating to the employment agreements shall be paid by the Bank or Company, respectively, if Mr. Montanaro is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that the Bank and Company shall indemnify Mr. Montanaro to the fullest extent legally allowable.

     Change in Control Agreements. Effective February 2, 1999, the Company and the Bank entered into three-year Change in Control Agreements (the "CIC Agreements") with Messrs. Petrello, Filippo and Craig Montanaro. Commencing on the first anniversary date of a CIC Agreement and continuing on each anniversary thereafter, the Board of Directors may renew the agreement for an additional year following a review of each officer's performance for the year. Each CIC Agreement provides that in the event voluntary or involuntary termination follows a change in control of the Bank or the Company, as the case may be, the officer covered by the agreement will receive a severance payment equal to three times the officer's average annual compensation for the five preceding taxable years. The Bank or the Company will also continue to pay for the officer's life, health and disability coverage for 36 months following termination.

     Management Supplemental Executive Retirement Plan. The Bank maintains a non-qualified deferred compensation arrangement known as a "Management Supplemental Executive Retirement Plan" (the "MSERP"). The MSERP makes up lost ESOP benefits to designated participants who retire or terminate employment in connection with a change in control prior to the complete repayment of the ESOP loan. Generally, upon the retirement of an eligible individual (designated by the Board of Directors of the Bank or the Company or upon a change in control of the Bank or the Company prior to complete repayment of the ESOP Loan), the MSERP will provide the individual with a benefit determined by first (i) projecting the number of shares that would have been allocated to the individual under the ESOP if the individual had remained employed throughout the term of the ESOP loan (measured from the individual's first date of ESOP participation) and (ii) reducing that number by the number of shares actually allocated to the individual's account under the ESOP; and second, by multiplying the number of shares that represent the difference between such figures by the average fair market value of the Common Stock over the preceding five years. The individual's benefits become payable upon the participant's retirement or upon the change in control of the Bank or the Company.

     Supplemental Income Agreements. The Bank currently sponsors non-qualified supplemental executive retirement plans for Messrs. Leopold Montanaro and Filippo. The plans generally provide benefits to the two executives otherwise lost under the Bank's pension plan as a result of limitations imposed by the Internal Revenue Code ("Code") on the amount of compensation the Bank can consider under the pension plan in determining benefits. The non-qualified arrangements for Messrs. Leopold Montanaro and Filippo are "funded" through the use of secular trusts and life insurance policies, under which the Bank will recover the entire cost of its contribution to the plans upon the deaths of Messrs. Leopold Montanaro and Filippo.

Option Value at Fiscal Year End

     The following table provides certain information with respect to the number of shares of common stock represented by outstanding options held by Messrs. Leopold Montanaro, Petrello, Filippo and Craig Montanaro as of December 31, 2000. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year end price of the common stock.

                                           Fiscal Year-End Option Value
                                                Number of Securities
                                               Underlying Unexercised                   Value of Unexercised
                                                  Options at Fiscal                     In-the-Money Options
                                                     Year-End(#)                      at Fiscal Year-End($)(1)
Name                                      Exercisable        Unexercisable        Exercisable       Unexercisable
---------                                -------------      ----------------     -------------    -----------------
Leopold W. Montanaro................          9,371                37,482           $25,770             $103,076
Dennis A. Petrello..................          5,623                22,489            15,463               61,845
Charles E. Filippo..................          4,498                17,991            12,370               49,475
Craig L. Montanaro..................          4,498                17,991            12,370               49,475

-------------
(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on December 31, 2000 less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

                          Transactions With Management

     Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

     The Bank offers directors, officers and full-time employees of the Bank who satisfy certain criteria and the general underwriting standards of the Bank, loans with interest rates which are 2% over the Bank's cost of deposits, as reported to the Board of Directors from the previous month, rounded either up or down to the nearest 1/8th percent, the Employee Mortgage Rate ("EMR"). The EMR is limited to owner-occupied residential mortgage loans, owner-occupied home improvement loans, owner-occupied home equity loans and owner-occupied construction loans. Loan application fees, including points, are waived for all EMR loans. The EMR remains in effect as long as the officer or employee remains at the Bank. In the event the director, officer or employee leaves the Bank for any reason other than a change in control, the interest rate reverts to the contract rate in effect at the time that the loan was originated. All other terms and conditions contained in the original mortgage and note continue to remain in effect. With the exception of EMR loans, the Bank currently makes loans to its executive officers, directors and employees on the same terms and conditions offered to the general public. Loans made by the Bank to its directors and executive officers are made in the ordinary course of business, on substantially the same terms (except for EMR loans), including collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. All such loans were made by the Bank in the ordinary course of business, with no favorable terms (except for EMR loans) and such loans do not involve more than the normal risk of collectibility or present unfavorable features.

         The Company intends that all transactions in the future between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arm's length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

         Set forth below is certain information as of December 31, 2000, with respect to loans made by the Bank on preferential terms to executive officers whose aggregate indebtedness to the Bank exceeded $60,000 at any time since January 1, 2000.

                                             Maturity     Largest Amount    Balance as of    Interest Rate as
                                   Date        Date      Outstanding Since  December 31,     of December 31,       Type
       Name and Position         of Loan      of Loan     January 1, 2000       2000              2000            of Loan
-------------------------------  --------   -----------  -----------------  -------------    ----------------    ---------
William J. Foody                 12/26/97    01/01/28        $488,172         $481,369            6.125           Mortgage
Chairman of the Board
Dennis A. Petrello               06/08/98    07/01/18        129,901          125,999             6.125           Mortgage
Executive Vice President and
Chief Financial Officer
Charles E. Filippo               04/08/96    05/01/26        238,436          228,990             6.875           Mortgage
Executive Vice President and
Chief Lending Officer
Craig C. Montanaro               08/01/97    09/01/27        220,825          217,690             6.125           Mortgage
Senior Vice President, Corporate
Secretary of Treasurer

             Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended December 31, 2000.

                    Proposal 2 -- Ratification of Appointment
                             of Independent Auditors

     The Company's independent auditors for the fiscal year ended December 31, 2000 were Radics & Co., LLC. The Company's Board of Directors has reappointed Radics & Co., LLC to continue as independent auditors for the Bank and the Company for the fiscal year ending December 31, 2001, subject to ratification of such appointment by the stockholders.

     Representatives of Radics & Co., LLC will be present at the annual meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the annual meeting.

     Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted "FOR" ratification of the appointment of Radics & Co., LLC as the independent auditors of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF RADICS & CO., LLC AS THE INDEPENDENT AUDITORS OF THE COMPANY.

Audit Fees

     The aggregate fees the Company paid to Radics & Co., LLC for the annual audit and for the related services regarding the Company's Forms 10-KSB and 10-QSB for the fiscal year 2000 totaled $50,100.

All Other Fees

     The aggregate fees the Company paid to Radics & Co., LLC for all other non-audit services during fiscal year 2000 totaled $33,000.

     The Audit Committee has determined that the non-audit fees paid to Radics & Co., LLC are compatible with maintaining Radics & Co., LLC's independence.

                             Audit Committee Report

     The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The Audit Committee of the Board of Directors is responsible for assisting the Board of Directors in fulfilling its responsibility to the stockholders relating to corporate accounting, reporting practices and the quality and integrity of the financial reports of the Company. Additionally, the Audit Committee selects the auditors and reviews their independence and their annual audit. The Audit Committee is comprised of three directors, each of whom is independent under National Association of Securities Dealer's listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix A.

     The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                         Members of the Audit Committee:

                                  John J. Burke
                                David F. Brandley
                                William J. Foody
                     Stockholders Proposals And Nominations

Stockholder Proposals

     The Company must receive proposals that stockholders seek to include in the proxy statement for the Company's next annual meeting no later than November 26, 2001. If next years annual meeting is held on a date more than 30 calendar days from April 25, 2002, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

Notice of Business to be Conducted at a Special or Annual Meeting

     The Company's Bylaws provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 90 days before the date of the annual meeting; provided that if less than 100 days' notice or prior public disclosure of the date of the annual meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

                                  Miscellaneous

     The cost of solicitation of proxies on behalf of the Board will be borne by the Company. Proxies may be solicited personally or by telephone by directors, officers and other employees of the Company and the Bank without any additional compensation. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to, and obtain proxies from, the beneficial owners, and will reimburse those record holders for their reasonable expenses in doing so.

     The Company's Annual Report to Stockholders has been mailed to stockholders as of the close of business on March 9, 2001. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

     A copy of the Company's Form 10-KSB for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission will be furnished without charge to stockholders as of the close of business on March 9, 2001 upon written request to Craig L. Montanaro, Corporate Secretary, West Essex Bancorp, Inc., 417 Bloomfield Avenue, Caldwell, New Jersey 07006.

                              By Order of the Board of Directors

                              /s/ Craig L. Montanaro

                              Craig L. Montanaro
                              Senior Vice President, Corporate Secretary and Treasurer



Caldwell, New Jersey
March 26, 2001

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                    Appendix A


                            WEST ESSEX BANCORP, INC.
                             AUDIT COMMITTEE CHARTER

                                Mission Statement

     The committee's role is to assist the board of directors in overseeing all material aspects of West Essex Bancorp, Inc.'s (the "Company") financial reporting, internal control, and audit function, including a particular focus on the qualitative aspects of financial reporting to stockholders, on compliance with significant applicable accounting, legal, ethical, and regulatory requirements and to ensure the objectivity of the financial statements. The role also includes maintenance of strong, positive working relationships with management, external and internal auditors, counsel, and other committee advisors.

                                  Organization

     Committee Composition. The committee shall consist of at least three board members, a majority of whom shall be independent of management and the Company. In the event the composition of the committee was to change, no more than one non-independent director is permitted. Committee appointments, including selection of the committee chairperson, shall be approved annually by the full board.

     Each member shall be familiar with the Company's business. Each member shall have a basic financial literacy, which means "the ability to read and understand the Company's fundamental financial statements, balance sheet, income statement and cash flow statements." Each member must be willing to devote the time necessary to understand the Company and prepare for meetings, ready to ask pertinent questions about the Company's financial condition and its internal accounting. For those members who request such, the company will provide sources for training that will enhance the member(s) financial literacy and make it possible for the member(s) to fulfill their fiduciary responsibilities.

     Meetings. The committee shall meet at least quarterly. Additional meetings shall be scheduled as considered necessary by the committee or chairperson. A quorum of the committee shall be declared when a majority of the appointed members of the committee are in attendance.

     External  Resources.  The committee  shall be authorized to access internal
and  external  resources,   as  the  committee   requires,   to  carry  out  its
responsibilities.

                           Roles and Responsibilities

Communication with the Board of Directors and Management

     o The chairperson and others on the committee shall, to the extent appropriate, have contact throughout the year with senior management, the board of directors, external and internal auditors and legal counsel, as applicable, to strengthen the committee's knowledge of relevant current and prospective business issues, risks and exposures. This will include requests by the committee that members of management, counsel, the internal and external auditors, as applicable, participate in committee meetings, as necessary, to carry out the committee's responsibilities.

     o The committee, with input from management and other key committee advisors, shall develop an annual plan, which shall include an agenda and procedures for the review of the Company's quarterly financial data, its year end audit, the procedures and results of the internal audit and the review of the independence of its accountants.

     o   The  committee,   through  the  committee  chairperson,   shall  report
         periodically, as deemed necessary, but at least semi-annually, to the full board.

     o The committee shall make recommendations to the full board regarding the compensation to be paid to the external auditors and its views regarding the retention of the auditors for the upcoming fiscal year.

Review of the Internal Audit

     o The internal audit function shall be responsible to the board of directors through the committee.

     o The committee shall review and assess the annual internal audit plan, including the activities and organizational structure of the internal audit function.

     o The committee shall meet with the internal auditors, at least semi-annually, to review the status of the internal audit activities, any significant findings and recommendations by the internal auditors and management's response.

     o The committee should inquire of the internal auditors as to whether they have identified any significant issues relative to the overall board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they shall communicate these issues to the committee.

Review of the External Audit

     o The committee shall meet at least semi-annually with the external auditors who shall report all relevant issues to the committee.

     o   The  external  auditors,   in  their  capacity  as  independent  public
         accountants, shall be responsible to the board of directors and the audit committee as representatives of the stockholders.

     o The committee shall review the annual financial statements, including the overall scope and focus of the annual audit. This review should include a determination of whether the annual financial statements are consistent with the information known to committee members. This review shall also include a review of key financial statement issues and risks, their impact or potential effect on reported financial information, the processes used by management to address such matters, related auditor views, and the basis for audit conclusions. Any important conclusions on concerning the year-end audit work should be discussed well in advance of the public release of the annual financial statements.

     o The committee shall annually review the performance (effectiveness, objectivity, and independence) of the external auditors. The committee shall ensure receipt of a formal written statement from the external auditors consistent with standards set by the Independence Standards Board. Additionally, the committee shall discuss with the auditor relationships or services that may affect auditor objectivity or independence. If the committee is not satisfied with the auditors' assurances of independence, it shall take or recommend to the full board appropriate action to ensure the independence of the external auditor.

     o The committee shall review any important recommendations on financial reporting, controls and other matters, as well as management's response to the same.

     o The committee should inquire of the external auditors as to whether they have identified any significant issues relative to the overall board responsibility that have been communicated to management but, in their judgement, have not been adequately addressed.

Reporting to Stockholders

     o The committee should be briefed on the processes used by management in producing its interim financial statements and review and discuss with management any questions or issues concerning the statements. Any important issues on interim financial statements should be discussed well in advance of the public release of the interim financial statements.

     o The committee will ensure that management requires that the external auditors review the financial information included in the Company's interim financial statements before the Company files its quarterly reports with the Securities and Exchange Commission.

     o The committee shall review all major financial reports in advance of filings or distribution, including the annual report.

     o The committee shall annually provide a written report of its activities and findings, a copy of which shall be included within the proxy statement for the annual meeting. The report shall appear over the names of the audit committee. Such report shall be furnished to and approved by the full board of directors prior to its inclusion in the proxy statement. The report will state whether the committee: (i) has reviewed and discussed the audited financial statements with management; (ii) has discussed with the independent auditors the matters to be discussed by Statement of Auditing Standards No. 61;
          (iii) has received the written disclosures and the letter from the independent auditors regarding the auditor's independence required by Independence Standards Board Standard No. 1; (iv) has discussed with the auditors their independence; and (v) based on the review and discussion of the audited financial statements with management and the independent auditors, has recommended to the board of directors that the audited financial statements be included in the Company's annual report on Form 10-KSB.

     o The Company shall disclose that the committee is governed by a written charter, a copy of which has been approved by the full board of directors. The committee shall review the charter annually, assess its adequacy and propose appropriate amendments to the full board of directors. A copy of the charter shall be filed as an appendix to the proxy statement at least every three years.

Regulatory Examinations

     o The committee shall review the results of examinations by regulatory authorities and management's response to such examinations.

Committee Self Assessment and Education

     o The committee shall review, discuss, and assess its own performance as well as the committee role and responsibilities, seeking input from senior management, the full board, and others.

     o The Committee shall review significant accounting and reporting issues, including recent professional and regulatory pronouncements and understand their impact on the Company's business, results of operation and financial statements.

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

                                 REVOCABLE PROXY
                            WEST ESSEX BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 25, 2001

                              10:00 a.m. Local Time

                         -------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints the official proxy committee of West Essex Bancorp, Inc. (the "Company") with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the annual meeting of stockholders, to be held on April 25, 2001, at 10:00 a.m. local time, at the Radisson Hotel, Route 46, Fairfield, New Jersey and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

     1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

          John J. Burke and James P. Vreeland

                                                                FOR ALL
          FOR                  VOTE WITHHELD                    EXCEPT
          ---                  -------------                    ------
          |_|                      |_|                           |_|


INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------


     2.   The   ratification  of  the  appointment  of  Radics  &  Co.,  LLC  as independent auditors of West Essex Bancorp, Inc. for the fiscal year ending December 31, 2001.

          FOR                    AGAINST                   ABSTAIN
          ---                    -------                   -------
          |_|                      |_|                       |_|

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" Proposals 1 and 2. If any other business is presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxy committee in its best judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the proxy committee to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.


                                      Dated:______________________________


                                      ------------------------------------
                                      SIGNATURE OF STOCKHOLDER


                                      ------------------------------------
                                      SIGNATURE OF CO-HOLDER (IF ANY)


     The above signed acknowledges receipt from the Company prior to the execution of this proxy of a notice of annual meeting of stockholders and of a proxy statement for the annual meeting of stockholders and of the annual report to stockholders.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                          -----------------------------

            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                           WEST ESSEX BANK LETTERHEAD


Dear ESOP Participant:

     On behalf of the Board of Directors, I am forwarding to you the attached green vote authorization form for the purpose of conveying your voting instructions to RSI Trust Company (the "ESOP Trustee") on the proposals presented at the Annual Meeting of Stockholders of West Essex Bancorp, Inc. (the "Company") on April 25, 2001. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders and a West Essex Bancorp, Inc. Annual Report to Stockholders.

     As of the Record Date, March 9, 2001, the West Essex Bank Employee Stock Ownership Plan (the "ESOP") Trust held ______ shares of Common Stock, _______ of which had been allocated to participants' accounts. These allocated shares of Company common stock will be voted as directed by the ESOP participants; provided timely instructions from the participants are received by the ESOP Trustee. The unallocated shares of Company common stock in the ESOP Trust and the allocated shares of Company common stock for which no instructions are provided, or for which no timely instructions are received by the ESOP Trustee will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions the ESOP Trustee has received from participants regarding the shares of Company common stock allocated to their accounts, so long as such vote is in accordance with the Employee Retirement Income Security Act of 1974, as amended.

     At this time, in order to direct the voting of the shares allocated to your account under the ESOP, please complete and sign the enclosed green vote authorization form and return it in the enclosed postage-paid envelope no later than April 18, 2001. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or West Essex Bank. The votes will be tallied by the ESOP Trustee and the ESOP Trustee will use the voting instructions it receives to vote the shares of Company common stock in the ESOP Trust.

                                                 Sincerely,

                                                 /s/ Dennis A. Petrello

                                                 Dennis A. Petrello
                                                 Executive Vice President and
                                                 Chief Financial Officer

Name:_____________________
Shares:___________________


                             VOTE AUTHORIZATION FORM

     I, the undersigned, understand that RSI Trust Company, the ESOP Trustee, is the holder of record and custodian of all shares attributed to me of West Essex Bancorp, Inc. (the "Company") common stock under the West Essex Bank Employee Stock Ownership Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on April 25, 2001.

     Accordingly, you are to vote my shares as follows:

1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

     John J. Burke and James P. Vreeland

                                                        FOR ALL
     FOR                VOTE WITHHELD                   EXCEPT
     ---                -------------                   ------
     |_|                     |_|                         |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------


2. The ratification of the appointment of Radics & Co., LLC as independent auditors of West Essex Bancorp, Inc. for the fiscal year ending December 31, 2001.

     FOR                         AGAINST                          ABSTAIN
     ---                         -------                          -------
     |_|                           |_|                              |_|


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

     The ESOP Trustee is hereby authorized to vote any shares attributed to me in its trust capacity as indicated above.

------------------------------      ---------------------------------------
              Date                               Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than April 18, 2001.

                           WEST ESSEX BANK LETTERHEAD



Dear 401(k) Plan Participant:

     On behalf of the Board of Directors, I am forwarding to you the attached yellow vote authorization form for the purpose of conveying your voting instructions to RSI Trust Company (the "Employer Stock Fund Trustee") on the proposals presented at the Annual Meeting of Stockholders of West Essex Bancorp, Inc. (the "Company") on April 25, 2001. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders and a West Essex Bancorp, Inc. Annual Report to Stockholders.

     As a 401(k) Plan Participant investing in the West Essex Bancorp, Inc. Stock Fund, you are entitled to direct the Employer Stock Fund Trustee as to the voting of Company common stock credited to your accounts. The Employer Stock Fund Trustee will vote all shares of Company common stock for which no directions are given or for which timely instructions were not received in a manner calculated to most accurately reflect the instructions the Employer Stock Fund Trustee received from participants regarding shares of Company common stock in their 401(k) Plan accounts.

     At this time, in order to direct the voting of Company common stock credited to your account in the Employer Stock Fund, you must fill out and sign the enclosed yellow vote authorization form and return it to the Employer Stock Fund Trustee in the accompanying postage-paid envelope by April 18, 2001. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or West Essex Bank. The votes will be tallied by the Employer Stock Fund Trustee and the Employer Stock Fund Trustee will use the voting instructions it receives to vote the shares of Company common stock held in the Employer Stock Fund Trust.


                                      Sincerely,

                                      /s/ Dennis A. Petrello

                                      Dennis A. Petrello
                                      Executive Vice President and
                                      Chief Financial Officer

Name:_____________________
Shares:___________________


                             VOTE AUTHORIZATION FORM

     I, the undersigned, understand that RSI Trust Company, the Employer Stock Fund Trustee, is the holder of record and custodian of all shares attributed to me of West Essex Bancorp, Inc. (the "Company") common stock under the West Essex Bank 401(k) Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on April 25, 2001.

     Accordingly, you are to vote my shares as follows:

1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

     John J. Burke and James P. Vreeland


                                                        FOR ALL
     FOR                VOTE WITHHELD                   EXCEPT
     ---                -------------                   ------
     |_|                     |_|                         |_|


INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------


2. The ratification of the appointment of Radics & Co., LLC as independent auditors of West Essex Bancorp, Inc. for the fiscal year ending December 31, 2001.

     FOR                         AGAINST                 ABSTAIN
     ---                         -------                 -------
     |_|                           |_|                     |_|


THE  BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

     The Employer Stock Fund Trustee is hereby authorized to vote any shares attributed to me in its trust capacity as indicated above.


------------------------------      ---------------------------------------
          Date                                       Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than April 18, 2001.

WEST ESSEX BANCORP, INC. LETTERHEAD

Dear Stock Award Recipient:

     On behalf of the Board of Directors, I am forwarding to you the attached blue vote authorization form for the purpose of conveying your voting instructions to RSI Trust Company (the "Incentive Plan Trustee") on the proposals presented at the Annual Meeting of Stockholders of West Essex Bancorp, Inc. (the "Company") on April 25, 2001. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders and a West Essex Bancorp, Inc. Annual Report to Stockholders.

     As of the Record Date, March 9, 2001, __________ shares of West Essex Bancorp, Inc. common stock had been granted to participants. The Incentive Plan Trustee will vote those shares of the Company common stock held in the Incentive Plan Trust in accordance with instructions of the stock award recipients.

     At this time, in order to direct the voting of Company common stock awarded to you under the Incentive Plan, you must complete and sign the enclosed blue vote authorization form and return it in the accompanying postage-paid envelope no later than April 18, 2001. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or West Essex Bank. The votes will be tallied by the Incentive Plan Trustee and the Incentive Plan Trustee will use the voting instructions it receives to vote the shares of Company common stock held in the Incentive Plan Trust.


                                          Sincerely,

                                          /s/ Dennis A. Petrello

                                          Dennis A. Petrello
                                          Executive Vice President and
                                          Chief Financial Officer

Name:_____________________
Shares:___________________


                             VOTE AUTHORIZATION FORM

     I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on April 25, 2001.

Accordingly, you are to vote my shares as follows:

1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

     John J. Burke and James P. Vreeland

                                                                  FOR ALL
     FOR                       VOTE WITHHELD                      EXCEPT
     ---                       -------------                      ------
     |_|                           |_|                              |_|


INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------

2. The ratification of the appointment of Radics & Co., LLC as independent auditors of West Essex Bancorp, Inc. for the fiscal year ending December 31, 2001.

     FOR                       AGAINST                       ABSTAIN
     ---                       -------                       -------
     |_|                         |_|                           |_|


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

The Incentive Plan Trustee is hereby authorized to vote any shares attributed to me in its trust capacity as indicated above.



------------------------------      ---------------------------------------
          Date                                     Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than April 18, 2001.